                                                             EXHIBIT 10.50


                             COLLATERAL ASSIGNMENT
                             ---------------------


          COLLATERAL ASSIGNMENT made as of this 5th day of December, 1996 by RADNOR HOLDINGS CORPORATION with its principal place of business at Three Radnor Corporate Center, 100 Matsonford Rd., Radnor, PA 19807 ("Assignor") to THE BANK OF NEW YORK COMMERCIAL CORPORATION, as agent for the Lenders (as hereafter defined) with offices at 1290 Avenue of the Americas, New York, N.Y. 10104 ("Assignee").

          FOR VALUE RECEIVED, and as collateral security for all debts, liabilities and obligations of Assignor to Agent and Lenders (each as defined in the Loan Agreement), now existing or hereafter arising under that certain Amended and Restated Revolving Credit and Security Agreement dated this date (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"), Assignor hereby assigns, transfers and sets over unto Assignee for the ratable benefit of the Lenders all of its rights and claims to receive moneys due and/or to become due to Assignor, but not its obligations under that certain Stock Purchase Agreement dated October 30, 1996, between Assignor and Richard Davidovich, The Davidovich Charitable Trust, James River Paper Company, Inc., Grupo Industrial Hermes, S.A. de C.V. and Rosenthal Group (collectively, "Seller") and all of the agreements and documents executed in connection therewith by which assets or rights of Seller are transferred to Assignor other than the Environmental Escrow Agreement or the Working Capital Escrow Agreement (as may be amended, modified, restated or supplemented from time to time, the "Purchase Agreements").

          Assignor hereby specifically authorizes and directs Seller, at any time following the occurrence of an Event of Default under and as defined in the Loan Agreement, to make all payments due under or arising under the Purchase Agreements which are payable to Assignor directly to Assignee and hereby irrevocably authorizes and empowers Assignee, at any time following the occurrence of an Event of Default under and as defined in the Loan Agreement, to ask, demand, receive, receipt and give acquittance for any and all amounts which may be or become due or payable to Assignor, or remain unpaid at any time and times to Assignor by Seller under and pursuant to the Purchase Agreements, and to endorse any checks, drafts or other orders for the payment of money payable to Assignor in payment thereof, and in Assignee's discretion to file any claims or take any action or institute any proceeding, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or advisable in the premises. It is expressly understood and agreed, however, that Assignee shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or
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take any other action to collect or enforce the payment of any amounts which may have been assigned to Assignee or to which Assignee may be entitled hereunder at any time or times.

          Seller is hereby authorized to recognize Assignee's claims to rights hereunder without investigating any reason for any action taken by Assignee or the validity or the amount of the obligations or existence of any default, or the application to be made by Assignee of any of the amounts to be paid to said Assignee. Checks for all or any part of the sums payable under this Assignment shall be drawn to the sole and exclusive order of Assignee.

          Without first obtaining the written consent of Assignee, Assignor shall not amend or modify the Purchase Agreements or agree to or suffer any amendment, extension, renewal, release, acceptance, forbearance, modification or waiver with respect to any rights arising under the Purchase Agreements except releases and/or acceptances issued (a) with respect to a determination of the Adjustment Amount under and as defined in the Purchase Agreements or (b) dispositions from (x) the Escrow Fund under and as defined in the Working Capital Agreement and (y) the Escrow Fund under and as defined in the Environmental Agreement, in each case, pursuant to the terms of such agreements as in effect on the date hereof.

          In the event Assignor declines to exercise any rights under the Purchase Agreements at any time following the occurrence of an Event of Default under and as defined in the Loan Agreement, Assignee shall have the right to enforce any and all such rights of Assignor against Seller.

          IN WITNESS WHEREOF, Assignor has duly executed this Assignment the day and year first above written.


                                    RADNOR HOLDINGS CORPORATION



                                    By: /s/ Michael T. Kennedy
                                       -----------------------------
                                       Name: Michael T. Kennedy
                                       Its: President

                                      -2-
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Seller hereby acknowledges the provisions of this Collateral Assignment as of this 5th day of December, 1996.

RICHARD DAVIDOVICH                        ASHLI M. ROSENTHAL TRUST


By: /s/ Richard Davidovich                By: [SIGNATURE APPEARS HERE]
   --------------------------                ----------------------------
   Name:                                     Name:
   Its:                                      Its: Trustee

RICHARD DAVIDOVICH CHARITABLE
TRUST                                     BENJAMIN A. ROSENTHAL TRUST

By: [SIGNATURE APPEARS HERE]              By: [SIGNATURE APPEARS HERE]
   --------------------------                ----------------------------
   Name:                                     Name:
   Its: Trustee                              Its: Trustee

JAMES RIVER PAPER COMPANY, INC.
                                          MADELYN E. ROSENTHAL TRUST
By: /s/ C.A. Cutchins IV
   --------------------------             By: [SIGNATURE APPEARS HERE]
   Name: C.A. Cutchins IV                    ----------------------------
   Its: Sr. V.P.                             Name:
                                             Its: Trustee

GRUPO INDUSTRIAL HERMES, S.A. de C.V.     JMC FAMILY INVESTMENT LTD.
                                          PARTNERSHIP.
                                            Jon M. Cohen, General Partner

By: [SIGNATURE APPEARS HERE]
   --------------------------             By: /s/ Jon M. Cohen
   Name:                                     ----------------------------
   Its:                                      Name: Jon M. Cohen
                                             Its: General Partner
E.M. ROSENTHAL
                                          JOSEPH C. PENSHORN

By: /s/ E.M. Rosenthal
   ----------------------------           By: /s/ Joseph C. Penshorn
   Name:                                     ----------------------------
   Its:                                      Name:
                                             Its:

ROZANNE ROSENTHAL

By: /s/ Rozanne Rosenthal
   ----------------------------
   Name:
   Its:

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